                             SHAREHOLDERS' AGREEMENT

                  This Shareholders' Agreement (the "Agreement") is made and entered into as of January 29, 1997, among HUDSON TECHNOLOGIES, INC. ("HTI"), E.
I. DU PONT DE NEMOURS AND COMPANY ("DUPONT"), DU PONT CHEMICAL AND ENERGY OPERATIONS, INC. ("DCEO") and the persons named in Attachment A to this Shareholders' Agreement who have Beneficial Ownership of approximately twenty percent (20%) of the issued and outstanding Common Stock, par value $0.01 per share ("Common Stock") of HTI (hereafter the individuals named in Attachment A are referred to collectively as the Stockholders Group).


                              W I T N E S S E T H :


                  HTI, DCEO and DUPONT are simultaneously herewith entering into a Stock Purchase Agreement, a Standstill Agreement, and a Registration Agreement, all of which are dated as of January 29, 1997.

                  Each member of the Stockholders Group is willing to execute this Shareholders' Agreement and to be bound by its provisions with respect to future sales of their shares of Common Stock and to voting for DUPONT's nominee for election to the Board of Directors of HTI. It is a condition precedent to DUPONT entering into the Stock Purchase Agreement, the Standstill Agreement, and the Registration Agreement that this Shareholders' Agreement be signed by the parties hereto. Each of the parties considers the provisions contained herein to be in the best interest of HTI.

                  NOW, THEREFORE, in consideration of the respective agreements herein contained, the parties hereto agree as follows:

1. DEFINITIONS

                  For purposes of this Shareholders' Agreement:

                  (a) The term "Voting Securities" shall mean all classes of capital stock of HTI which are then entitled to vote generally in the election of directors or securities which do not carry the right to vote generally in the election of directors (including convertible debt securities) but which may be exchanged, converted or exercised into a class of capital stock with such voting rights, and shall include Voting Securities owned contemporaneously with the date first above written or purchased subsequent to such date pursuant to stock options held on such date.

                  (b) The term "Beneficial Ownership" shall have the meaning set forth in Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

                  (c) The term "Control Disposition" shall mean a Disposition or a series of related Dispositions that would have the effect of transferring to any transferee or group (as defined




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

for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act")) of persons (a "Group") beneficial ownership (as defined in Rule 13d-3 of the Exchange Act ) of a number of shares of outstanding Voting Securities that, in the aggregate, exceeds (1) 5% of the outstanding shares of Voting Securities if, after giving effect to such proposed transfer, the proposed transferee or Group will have beneficial ownership, directly or indirectly, of 10% or more of the then outstanding shares of Voting Securities or (2) 10% of the then outstanding shares of Voting Securities. "Control Disposition" shall not include the transfer of Voting Securities from one member of the Stockholder Group to another member of the Stockholder Group.

                  (d) The term "Disposition" shall mean any direct or indirect transfer, assignment, sale, gift, pledge, hypothecation, encumbrance or other disposition of Voting Securities (or any interest therein) or of all or part of the voting power (other than the granting of a revocable proxy) associated with the stock (or any interest therein) whatsoever, or any other transfer of beneficial ownership of Voting Securities, whether voluntary or involuntary, including, without limitation, any such disposition or transfer as a part of any liquidation of the holder's assets or any reorganization of a holder pursuant to the United States or any other bankruptcy law or other similar debtor relief laws.

                  Each capitalized term not here defined shall have the meaning assigned to it by the provisions in which it is first used, or if not defined in this Agreement, the meaning assigned to it by the Stock Purchase Agreement.

2. TERM

                  (a) The effective date of this Shareholders' Agreement shall commence as of January 29, 1997, and shall terminate on January 29, 2002. Notwithstanding the foregoing, this Shareholders' Agreement shall not become effective unless and until the Stock Purchase Agreement, the Standstill Agreement and the Registration Agreement have been signed by HTI, DUPONT and DCEO, and received by the other party.

                  (b) If prior to January 29, 2002, DUPONT and DCEO beneficially own a number of Voting Securities that represent less than 50% of the DuPont Voting Power (as defined in the Standstill Agreement) that DUPONT and DCEO held immediately after the Closing then this Shareholders' Agreement shall terminate at such time upon written notice by any of the parties hereto.

3. ONE-YEAR PROHIBITION

                  Except for Voting Securities offered for sale or transfer in accordance with the provisions of paragraph 4(f) hereof, no party to this Agreement shall, without the prior written consent of all other parties to this Agreement, sell, agree to sell, transfer or otherwise dispose of any Voting Securities until January 29, 1998; provided, that, the prohibitions of this
Section 3 shall not apply to the sale and transfer of Voting Securities by such shareholder to an Affiliate of such shareholder if (in the case of an Affiliate that is not a party hereto) such Affiliate has furnished to the other parties hereto an undertaking, the performance of which is guaranteed by such shareholder, in form reasonably satisfactory to the other parties hereto, to be bound by the provisions of this Agreement. Any purported disposition made in violation of this Section 3 shall be void.



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

4. RIGHT OF FIRST REFUSAL

                  Except for Voting Securities offered for sale or transfer in accordance with the provisions of paragraph 4(f) hereof, no member of the Stockholders Group and no agent or representative of any member of the Stockholders Group shall, directly or indirectly, offer, sell or transfer any Voting Securities without offering DUPONT the right of first refusal set forth in this Section 4 in the following manner:

                  (a) Any member of the Stockholders Group intending to make such an offer, sale or transfer shall give notice (the "Transfer Notice") to DUPONT in writing of such intention, specifying the number of Voting Securities proposed to be disposed of and the proposed price therefor, and the specific offer to purchase such Voting Securities theretofore received and then remaining open, identifying the offeror and setting forth all the terms of such offer (including price). For purposes hereof, a bona fide third-party tender or exchange offer pursuant of Regulation 14D of the 1934 Act to purchase Voting Securities shall be deemed to be an offer at the price specified therein, without regard to any provisions thereof with respect to proration or conditions to the offeror's obligation to purchase. In the event the Transfer Notice specifies Voting Securities are intended to be sold into the public trading market, the "proposed price" per share for such sale shall be the average of the high and low price for one share of HTI Common Stock as reported on the National Association of Securities Dealers Automated

Quotations System ("NASDAQ") on the last trading date immediately prior to the date that DUPONT provides such member of the Stockholders Group written notice of DUPONT's intent to exercise its right of first refusal with regard to such Voting Securities (the "Market Price"); provided, however, such member of the Stockholder Group shall have the right to withdraw such Transfer Notice, by written notice to DUPONT within two (2) business days following DUPONT's notice, if such Market Price is below the minimum acceptable Market Price (the "Floor Price") provided in the Transfer Notice; provided that, such Floor Price shall not be greater than the closing price as quoted on NASDAQ on the last trading day immediately prior to the date of the Transfer Notice; provided further, that any such Transfer Notice that does not specify a Floor Price shall be ineffective.

                  (b) DUPONT shall have the right, exercisable by written notice given by DUPONT to the member of the Stockholders Group who gave the Transfer Notice within thirty (30) days after receipt of such Transfer Notice (the "Regular Notice Period") (or in the case of a cash tender or exchange offer pursuant to Regulation 14D of the 1934 Act, no later than 24 hours prior to the latest time by which Voting Securities must be tendered in order to be accepted pursuant to such offer or to qualify for any proration applicable to such offer; provided that the Transfer Notice is received by DUPONT no later than five (5) business days after the tender offer materials have been received by the member of the Stockholders Group who gave such Transfer Notice) to exercise its right of first refusal to purchase (or to cause a corporation, entity, person or group designated by DUPONT to purchase) all, but not a part of, the Voting Securities specified in such Transfer Notice for cash at the price set forth therein; provided however, that such Regular Notice Period shall be reduced from thirty (30) days to fifteen (15) days (the "Accelerated Notice Period") for any Transfer Notice proposing to sell Voting Securities for a total purchase price in cash of less than $500,000 (which shall be determined, in the event the Transfer Notice specifies Voting Securities are intended to be sold into the public trading market, by multiplying the number of Voting Securities proposed to be sold times the Floor Price designated in the Transfer Notice); provided further, that there shall be no more than (1) one Accelerated Notice Period for any member of the Stockholder Group in any 12 month period.

                  (c) Except as set forth in Section 4(b) above, the following procedures shall be followed with respect to a Transfer Notice which includes any property other than cash:

                           (i) If the purchase price specified in the Transfer Notice includes any property other than cash, such purchase price shall be deemed to be the amount of any cash included in the purchase price plus the value (as jointly determined by DUPONT and the member of the Stockholders Group who gave such Transfer Notice or, in the event DUPONT and the member of the Stockholders Group who gave such Transfer Notice are unable to agree, by a nationally or regionally recognized investment banking or consulting firm (the "Property Valuation Firm"), which firm shall be selected by two other previously chosen nationally or regionally recognized investment banking or consulting firms, each of which was chosen by DUPONT and the member of the Stockholders Group who gave such Transfer Notice, respectively, of such other property included in such price. DUPONT and the member of the Stockholders Group who gave the Transfer Notice shall share equally the expenses incurred by the Property Valuation Firm.

                           (ii) DUPONT and the member of the Stockholders Group who gave such Transfer Notice shall use their best efforts to cause any determination of the value of any securities included in the purchase price to be made within three (3) business days after the date of delivery of the Transfer Notice. If DUPONT and the member of the Stockholders Group who gave such Transfer Notice are unable to agree upon the value of any such securities within such three-day period, DUPONT and the member of the Stockholders Group who gave such Transfer Notice shall promptly (but in no event later than five (5) business days after the date of delivery of the Transfer Notice) cause the selection of the Property Valuation Firm whose determination, which shall be made within three (3) business days of its selection, shall be conclusive.

                           (iii) DUPONT and the member of the Stockholders Group who gave such Transfer Notice shall use their best efforts to cause any determination of the value of property other than securities to be made within five (5) business days after the date of delivery of the Transfer Notice. If DUPONT and the member of the Stockholders Group who gave such Transfer Notice are unable to agree upon a value within such five-day Period, DUPONT and the member of the Stockholders Group who gave such Transfer Notice shall promptly (but in no event later than seven (7) business days after the date of delivery of the Transfer Notice) cause the selection of the Property Valuation Firm whose determination, which shall be made within five (5) business days of its selection, shall be conclusive.

                           (iv) If the above process to determine the value of the other non-cash property is not completed within fifteen calendar days of the date of the Transfer Notice, then DUPONT's exercise of its right of first refusal shall be extended until fifteen (15) calendar days after the value of such other non-cash property is determined as provided for in paragraphs 4(c)(ii) and 4(c)(iii) above.

                  (d) If DUPONT exercises its right of first refusal hereunder, the closing of the purchase of the Voting Securities with respect to which such right has been exercised shall take place within thirty (30) calendar days after DUPONT gives notice of such exercise, or within twenty (20) calendar days after

DUPONT has obtained any necessary government approval or nonobjection, if any, whichever is later. DUPONT shall make application for any necessary government approval as soon as practicable after exercising its right of first refusal. Upon exercise of its right of first refusal, DUPONT shall not be legally obligated to consummate the purchase contemplated thereby, unless and until any such necessary government approvals are received.

                  (e) If DUPONT does not exercise its right of first refusal hereunder within the time specified for such exercise, the party giving the Transfer Notice shall be free during the period of ninety (90) calendar days following the expiration of such time for exercise to sell the Voting Securities specified in such Transfer Notice to the offeror identified therein at the price specified therein or at any price in excess thereof. With regard to any Transfer Notice specifying the sale of Voting Securities into the public trading market, such party shall be free during such 90-day period to sell the Voting Securities specified in such Transfer Notice into such public trading market at any price greater than or equal to the Floor Price specified in the Transfer Notice. If such party shall not have completed such transfer within such 90-day period, the restrictions on transfer imposed by this Section 4 shall again apply to any proposed transfer of such Voting Securities.

                  (f) No member of the Stockholders Group shall, directly or indirectly, offer, sell or transfer any Voting



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

Securities without offering DUPONT a right of first refusal in the manner provided in Section 4 except (i) to another member of the Stockholders Group,
(ii) in a bona fide public offering registered under the Act (provided that no sales of Voting Securities are made to any person or related group of persons who would immediately thereafter, to the knowledge of any member of the Stockholders Group, have Beneficial Ownership of, or have the right to acquire Beneficial Ownership of, Voting Securities representing more than five percent (5%) of the total combined voting power of all Voting Securities then outstanding), (iii) pursuant to Rule 144 under the Act (provided that no sales of Voting Securities are made to any person or related group of persons who would immediately thereafter, to the knowledge of the selling member of the Stockholders Group, have Beneficial Ownership of, or have the right to acquire Beneficial Ownership of, Voting Securities representing more than five percent (5%) of the total combined voting power of all Voting Securities then outstanding), (iv) to a trust for the benefit of members of the Stockholders Group, their spouses and relatives (whether born or unborn), provided the trust becomes a party to this Shareholders' Agreement, or (v) to any beneficiary of the estate of any member of the Stockholder's Group provided that prior to receiving Beneficial Ownership of said Voting Securities the beneficiary becomes a party to this Shareholders' Agreement; provided, however, that with regard to clauses (ii) and (iii) any such sales by a member of the Stockholders Group shall not exceed: (a) 25,000 shares of Voting Securities in the initial 12 month period

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of the term of this Agreement, (b) 50,000 shares of Voting Securities in the initial 24 month period of the term of this Agreement, (c) 75,000 shares of Voting Securities in the initial 36 month period of the term of this Agreement or (d) 100,000 shares of Voting Securities during the term of this Agreement.

                  For purposes of (ii) and (iii) above, the seller or donor, as the case may be, his counsel and HTI's transfer agent shall be entitled to rely on a written representation from the person purchasing or receiving the Voting Securities to the effect that neither such person, nor any related group of persons, immediately after receipt thereof, will have Beneficial Ownership of or the right to acquire Beneficial Ownership of Voting Securities representing more than five percent (5%) of the total combined voting power of all Voting Securities then outstanding.

                  For purposes of this Shareholders' Agreement, the term "related group of persons" means persons acting in concert with each other as to HTI and its Voting Securities.

5. CONTROL DISPOSITION

                  Notwithstanding anything herein to the contrary, no member of the Stockholder Group shall make or participate in any Control Disposition without first complying with Sections 3 and 4. Any member of the Stockholder Group desiring to make or participate in a Control Disposition ("Control Offeror"), after complying with Sections 3 and 4, shall give a written notice ("Control Disposition Offer") to all other holders of outstanding Common Stock who are parties to this Agreement ("Control Offerees") (1) describing the proposed Control Disposition and the proposed transferee in reasonable detail and setting forth the number of shares to Stock as to which the Control Offeror desires to make a Control Disposition and (2) providing each Control Offeree with the right to elect (by written notice to the Company within ten (10) days after the receipt of the Control Disposition Offer) to dispose of in the Control Disposition, at the same price and on the same terms that the beneficial ownership of the Control Offeror's Stock is to be transferred in the Control Disposition, any number of shares of the common stock of the Company held by such Control Offeree as determined in the sole discretion of the Control Offeree.

6. ELECTION OF DCEO NOMINEE(S)

                  During the period that DCEO exercises its right to designate a person(s) for nomination to the HTI Board of Directors pursuant to Section 4 of the Standstill Agreement, each member of the Stockholders Group, individually, shall vote all the Voting Securities over which he has direct or indirect voting control for such nominee(s).

7. MISCELLANEOUS

                  (a) DUPONT and the members of the Stockholders Group acknowledge and agree that irreparable damage would occur to DUPONT and to the members of the Stockholders Group in the event any of the provisions of this Shareholders' Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that DUPONT and the members of the Stockholders Group shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Shareholders' Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled at law or in equity.

                  (b) The members of the Stockholders' Group agree that HTI may enter a stop transfer order with the transfer agent or agents of Voting Securities prohibiting the transfer of Voting Securities other than in compliance with the requirements of this Shareholders' Agreement.

                  (c) Each member of the Stockholders' Group and HTI agree to take or cause to be taken such action as may be required to accomplish the intent of this Shareholders' Agreement and further agrees to provide DUPONT with such additional certificates, opinions, instruments or documents as DUPONT may reasonably request to accomplish the intent of the transactions contemplated by this Shareholders' Agreement.

                  (d) This Shareholders' Agreement shall be binding on the successors, assigns, donees, heirs, distributees, beneficiaries, devisees and legatees of each member of the Stockholders Group, except for permitted sales, transfers and assignments under Section 4 hereof.

                  (e) This Shareholders' Agreement and the attachments hereto contain the entire understanding of the parties with respect to the transactions contemplated herein, and this Shareholders' Agreement may be amended only by an agreement in writing executed by the parties hereto.

                  (f) All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified or registered mail, postage prepaid, return receipt requested, or delivered to a nationally recognized next business day courier for delivery on the next business day, or by facsimile, with a copy sent as aforesaid and in any instance addressed as follows:


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                  If to Company:

                  Hudson Technologies, Inc.
                  25 Torne Valley Road
                  Hillburn, New York  10931-9900


                  If to DUPONT:

                  E. I. du Pont de Nemours and Company
                  1007 Market Street
                  Wilmington, Delaware 19898

                  Attention:  Vice President and Treasurer


                  If to DCEO:

                  Du Pont Chemical and Energy Operations, Inc.
                  DuPont Building, Room 8045
                  1007 Market Street
                  Wilmington, Delaware  19898

                  Attention:  Administrator

                  If to any member of the Stockholder's Group:

or such other address as shall be furnished in writing by any of the parties, and any such notice or communication shall be deemed to have been given as of the date so delivered personally, so mailed, so delivered to the courier service, or so transmitted by telecopy (except that a notice of change of address shall not be deemed to have been given until received by the addressee).

                  (g) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

                  IN WITNESS WHEREOF, DUPONT, DCEO, HTI and the members of the Stockholders Group have caused this Agreement to be duly executed all as of the day and year first above written.


E. I. DUPONT DE NEMOURS AND COMPANY

By
Name
Title

DU PONT CHEMICAL AND ENERGY OPERATIONS, INC.

By
Name
Title

HUDSON TECHNOLOGIES, INC.

By
Name
Title

THE STOCKHOLDER[S]
_________________________________       _________________________________

_________________________________       _________________________________

_________________________________       _________________________________



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                                                                    Attachment A


                             HTI STOCKHOLDERS GROUP


                                               HTI Shares           HTI Options
                                               ----------           -----------

Kevin J. Zugibe                                 234,000               115,000
Stephen J. Cole-Hatchard                        233,000               100,000
Stephen P. Mandracchia                          122,000               100,000
Thomas P. Zugibe                                234,000               100,000
Frederick T. Zugibe                             212,500                75,000
                                                -------                ------

                  Total                       1,035,500               490,000
                                              =========               =======

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